UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): November 18, 2004

                            Aztec Oil & Gas, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Nevada                  000-32015                  87-0439834
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(State or other jurisdiction       (Commission               (IRS Employer
      of incorporation)            File Number)            Identification No.)


        770 South Post Oak Lane, Suite 435, Houston, Texas       77056
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            (Address of principal executive offices)           (zip code)

                  Issuers telephone number:  (713) 877-9800
                                              --------------

                               Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01  Changes in Registrant's Certifying Accountant

a) On November 18, 2004 the Registrant's Board of Directors dismissed Gwendolyn J. Giles CFE, CPA ("Giles") as its independent auditors. On November 18, 2004, the Registrant's Board of Directors engaged Malone & Bailey, PLLC, Houston, Texas to serve as the Registrant's independent public accountants and to audit the Registrant's financial statements for the year ended August 30, 2004. The Registrant does not have an Audit Committee.

During the Registrant's two prior fiscal years and the period from September 1, 2001 through the date of its dismissal, there have been no disagreements with Giles on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Giles would have caused it to make reference thereto in its reports on the Registrant's financial statements. In addition, for the same periods, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

Giles's reports on the financial statements of the Registrant for the years ended December 31, 2002 and 2003 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the reports for both years indicated that there was a substantial doubt as to the Registrant's ability to continue as a going concern and that the financial statements did not include any adjustments that might result from the outcome of this uncertainty.

The Company provided Giles with a copy of the disclosures contained herein and requested Giles furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Giles agrees with the above statements, and if not, the respects in which Giles does not agree. The Company will file the letter requested from Giles by amendment to this report when provided.

b) During the two fiscal years of the Registrant ended August 31, 2003 and August 31, 2002 and the interim period through the date of this Current Report on Form 8-K, the Registrant did not consult with Malone & Bailey, PLLC regarding (i) the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Registrant's financial statements, and either a written report was provided to the Registrant or oral advice was provided that Malone & Bailey, PLLC concluded was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions to this item) or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K).

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   November 22, 2004        Aztec Oil & Gas, Inc.

                                  By: /s/ L. Mychal Jefferson, II
                                  ----------------------------------
                                  Name:   L. Mychal Jefferson, II
                                  Title:  President and
                                          Chief Executive Officer


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